Exhibit 10.2

THIRD AMENDMENT
TO LEASE OF 1050 BUCKINGHAM STREET, WATERTOWN, CT BETWEEN
HENRY E. BAKER FOR THE BAKER GRANDCHILDREN TRUST U/T/A DATED
MAY 5, 2000 AND CRYSTAL ROCK SPRING WATER COMPANY DATED
MAY 5, 2000

WHEREAS, the Parties executed a lease for the subject premises on May 5, 2000; and

WHEREAS, Crystal Rock Spring Water Company has been merged into Crystal Rock LLC, a Delaware limited liability company, which is a wholly owned subsidiary of Crystal Rock Holdings, Ltd. A Delaware corporation formerly known as Vermont Pure Holdings; and

WHREAS, Crystal Rock Holdings, Ltd. has and is again fully assuming this lease obligation of Crystal Rock Spring Water Company; and

WHEREAS, the parties executed a First Amendment to said Lease on October 2, 2000; and
WHEREAS, the Parties executed a Second Amendment to said Lease on August 29, 2007;

WHEREAS, the Parties wish to amend said lease a third time as follows:

NOW, THEREFORE, for $1.00 and other valuable consideration, the Parties agree to modify said lease as follows:

1.
The parties acknowledge that the term of the lease expires on October 5, 2016 and that the Rent currently is FOUR HUNDRED SEVENTY THOUSAND FIVE HUNDRED TWENTY ONE and 00/100 DOLLARS ($470,521.00) per annum, payable in equal monthly installments, in advance, of THIRTY NINE THOUSAND TWO HUNDRED TEN and 8/100 DOLLARS ($39,210.08) per month.

2.	The parties agree to replace Article XXIX, EXTENSION OF LEASE AND OPTIONS TO RENEW of the lease, with the following:

Article XXIX – Extension of Lease and Option to Renew:

A.  Provided Tenant is not then in default beyond any applicable grace period, this lease is extended and renewed for an additional term of five (5) years (the “First Renewal Term”) from the sixteenth anniversary of the Rent Commencement Date (144).  Rent shall be FOUR HUNDRED SEVENTY THOUSAND FIVE HUNDRED TWENTY ONE and 00/100 DOLLARS ($470,521.00) per annum, payable in equal monthly installments, in advance, of THIRTY NINE THOUSAND TWO HUNDRED TEN and 8/100 DOLLARS ($39,210.08) per month.

B.  Provided Tenant is not then in default beyond any applicable grace period, Tenant shall have an option of renewing this Lease for an additional term of five (5) years (the “Third Renewal Term”) from the twenty first anniversary of the Rent Commencement Date by sending to Landlord written notice postmarked on or before the first day of the seventh month of the twenty first Lease Year that it is extending the Term of this Lease.  Rent for said term shall be negotiated by the parties.  In the event the parties fail to reach an agreement regarding rent for the second renewal term, each party shall select a qualified appraiser who shall render an opinion as to the fair rental property for the second renewal term.  The rent shall be the average of the two, less 10% for said term.

3.	All other terms and conditions of the Lease shall not be modified by this Amendment and are hereby ratified.

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the 11th day of October, 2016.

Signed, Sealed and Delivered in the presence of	BAKER GRANDCHILDRENS’ TRUST u/t/a dated May 5, 2000 LANDLORD
/s/ Caroline J Gottleib	By /s/Henry E Baker
HENRY E. BAKER, Trustee
/s/ Betty C Steinfeld

CRYSTAL ROCK HOLDINGS, LTD. Successor to Crystal Rock Spring Water Company, TENANT
/s/ Debbie H Kritz	By /s/ Martin Dytrych
/s/ Kimberly Militello	MARTIN DYTRYCH, its Director Chair, Audit Committee Chair, Independent Directors

STATE OF CONNECTICUT	)
)	ss.: WATERTOWN
COUNTY OF LITCHFIELD	)

Personally appeared BAKER GRANDCHILDRENS’ TRUST u/t/a dated May 5, 2000, acting by HENRY E. BAKER, Trustee, hereunto duly authorized, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed and the free act and deed of said Trust, before me.
/s/ David M Jurasek
Notary Public

STATE OF FLORIDA	)
)	ss.:
COUNTY OF PALM BEACH	)

Personally appeared CRYSTAL ROCK, LTD. Successor to CRYSTAL ROCK SPRING WATER COMPANY by MARTIN DYTRYCH its Director, hereunto duly authorized, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me.

/s/ Debbie Kritz
Notary Public